                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

        Distribution Date:  November 25, 2002
        (i)       Amount of principal being paid or distributed in respect of the Certificates:
                                     $0.00
                                  -------------
                                ( $         -  , per $1,000 original principal amount of the Notes)
                                  -------------

        (ii)      (a)     Amount of interest being paid or distributed in respect of the Certificates:
                                  $410,763.89
                                  -------------
                                ( $  0.0000063 , per $1,000 original principal amount of the Notes)
                                  -------------
                  (a)     Amount of interest being paid or distributed in respect of the Certificates Strip:
                                  $29,575.00
                                  -------------
                                ( $  0.0000005 , per $1,000 original principal amount of the Notes)
                                  -------------
        (iii)     Amount of Certificateholders' Interest Index Carryover being or distributed (if any)
                  and amount remaining (if any):
                  (1)     (a)     Distributed to Certificateholders:
                                     $0.00
                                  -------------
                                ( $     -      , per $1,000 original principal amount of the Certificates)
                                  -------------
                          (b)     Distributed to Certificateholders:
                                     $0.00
                                  -------------
                                ( $     -      , per $1,000 original principal amount of the Certificates)
                                  -------------
                  (2)     (a)     Balance on Certificateholders:
                                     $0.00
                                  -------------
                                ( $     -      , per $1,000 original principal amount of the Notes)
                                  -------------
                          (b)     Balance on Certificateholders:
                                     $0.00
                                  -------------
                                ( $     -      , per $1,000 original principal amount of the Notes)
                                  -------------

        (iv)      Payments made under the Cap Agreement on such date:   November 22, 2002
                                                                     --------------------------
                                (    $0.00     with respect to the Certificates,
                                  -------------
                                (    $0.00     with respect to the Notes,
                                  -------------
                                (    $0.00     outstanding amount owed to Cap Provider.
                                  -------------

        (v)       Pool Balance at end of related Collection Period:   $662,676,418.72
                                                                   ------------------------


        (vi)      After giving effect to distributions on this Distribution Date:
                  (a)     (1)     Outstanding principal amount of Class A-1 Notes:   $0.00
                                                                                  -----------------
                          (2)     Class A-1 Note Pool Factor:          -
                                                             ------------------
                  (b)     (1)     Outstanding principal amount of Class A-2 Notes:  $567,676,418.72
                                                                                  -----------------
                          (2)     Class A-2 Note Pool Factor:   0.90828227
                                                             ------------------
                  (c)     (1)     Outstanding principal amount of Class M Notes:     $30,000,000.00
                                                                                  -----------------
                          (2)     Class M Note Pool Factor:     1.00000000
                                                             ------------------
                  (d)     (1)     Outstanding principal amount of Certificates:      $65,000,000.00
                                                                                  -----------------
                          (2)     Certificate Pool Factor:      1.00000000
                                                             ------------------

                               Page 5 of 8 pages

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                                                                          Page 2

        (vii)     Certificate Interest Rate:
                  (a)     In general
                          (1)     Three-Month Libor was
                                  1.7800000%   for the current period
                                  ------------
                          (2)     The Student Loan Rate was:    Not Applicable (1)
                                                            ----------------------
                  (b)     Certificate Interest Rate:           2.6800000% (Based on 3-Month LIBOR)
                                                            --------------

               (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

        (viii)            Amount of Master Servicing Fee for  related Collection Period: $845,614.63
                                                                                        --------------
                                   $ 0.000013009  , per $1,000 original principal amount of the Certificates.
                                  ----------------

        (ix)              Amount of Administration Fee for related Collection Period:    $3,000.00
                                                                                        --------------
                                   $ 0.046153846  , per $1,000 original principal amount of the Certificates.
                                  ----------------

        (x)       (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:    ######
                                                                                                         ----------------
                  (b)     Delinquent Contracts            # Disb.       %          $ Amount
                                                          -------      ---         --------
                          30-60 Days Delinquent             1,357     1.48%     $ 14,424,608
                          61-90 Days Delinquent               750     0.82%     $  8,238,160
                          91-120 Days Delinquent              488     0.53%     $  4,972,725
                          More than 120 Days Delinquent       795     0.87%     $  8,918,271
                          Claims Filed Awaiting Payment       317     0.35%     $  3,012,715
                                                          -------    ------     ------------
                             TOTAL                          3,707     4.05%     $ 39,566,479

        (xi)      Amount in the Reserve Account:   $12,306,660.45
                                                   ---------------

        (xii)     Amount in the Prefunding Account:    $0.00
                                                   ---------------

        (xiii)    Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                          Subsequent Pool Student Loans:   0.00


                                Page 6 of 8 pages